Exhibit 99.1

Hewlett Packard Enterprise
1701 E. Mossy Oaks Road
Spring, TX 77389

hpe.com

News Release HPE Names David Goulden to Board of Directors Goulden brings decades of management and financial leadership experience at global technology companies

HOUSTON, Texas – July 24, 2026 – HPE (NYSE: HPE) today announced the appointment of David Goulden to its Board of Directors, effective today. Goulden joins the Board’s Finance & Investment Committee and HR & Compensation Committee.

Goulden brings more than 35 years of experience, including extensive management and financial leadership at global technology companies. Most recently, he served as Executive Vice President and Chief Financial Officer of Booking Holdings Inc., the global online travel company and parent of brands including Booking.com, Priceline, and KAYAK.

“David brings deep experience leading large, global technology businesses through significant periods of growth, transformation, and innovation,” said Pat Russo, chair of the Board of Directors, HPE. “His expertise across enterprise technology, finance, operations, and M&A will be a tremendous asset to the Board as HPE advances its strategy and creates further value for shareholders.”

“Organizations are increasingly relying on networking, cloud, and AI solutions to sharpen their competitive advantage, and HPE is uniquely positioned to help guide them through this transformation,” said Antonio Neri, president and CEO of HPE. “We look forward to benefiting from David’s perspectives and leadership experience as we build on our momentum and continue executing our strategy.”

Goulden previously spent more than a decade in senior leadership roles at EMC Corporation, an enterprise technology company acquired by Dell Technologies in 2016, where he served as Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer of EMC's Information Infrastructure business. He helped manage integration efforts after the EMC transaction, which at the time was the largest technology merger in history.

Goulden then served as President of the combined company’s Infrastructure Solutions Group, which included its storage, server, and networking businesses, until he joined Booking Holdings.

“HPE has established a clear strategic direction and a portfolio aligned to some of the most significant opportunities in enterprise technology,” said Goulden. “I am honored to join the Board at this exciting time for the company and look forward to contributing to its continued success in creating lasting shareholder value.”

Goulden previously served on the board of VMware, where he was a member of the Audit and Mergers & Acquisitions Committees.

About HPE
HPE (NYSE: HPE) is a leader in essential enterprise technology, bringing together the power of AI, cloud, and networking to help organizations achieve more. As pioneers of possibility, our innovation and expertise advance the way people live and work. We empower our customers across industries to optimize operational performance, transform data into foresight, and maximize their impact. Unlock your boldest ambitions with HPE. Discover more at www.hpe.com.

Media Contact:
Chandler Spivey
Chandler.Spivey@hpe.com

Investor Contact:
Shannon Cross
Investor.Relations@hpe.com

Forward-looking Statement
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries (“Hewlett Packard Enterprise”) may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe”, “expect”, “anticipate”, "guide", “optimistic”, “intend”, “aim”, “will”, "estimates", “may”, “could”, “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements related to expectations of operational and/or financial performance; capital allocation strategies and actions; the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to the business and realize additional opportunities for growth and innovation; and the unpredictability and uncertainty of macroeconomic and geopolitical events, including but not limited to global conflicts and heightened trade restrictions. Risks, uncertainties, and assumptions include those that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.